As filed with the U.S. Securities and Exchange Commission on October 28, 2020
File No. 333-108394
File No.: 811-21422

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post‑Effective Amendment No. 194	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 195	☒

Trust for Advised Portfolios
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Numbers, Including Area Code) (626) 914-7385
Christopher E. Kashmerick, President
Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)
Copies to:
Christopher D. Menconi, Esquire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004
It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	On October 31, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	_____ days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

Fulcrum Diversified Absolute Return Fund

Super Institutional Class	FARYX
Institutional Class	FARIX
Advisor Class*	FARAX

* As of the date of this Prospectus, the Advisor Class is closed and holds no assets, but may accept new investments in the future.

PROSPECTUS

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.fulcrumassetfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 855-538-5278.
You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call the Fund toll-free at 855-538-5278 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.
Neither the U.S. Securities and Exchange Commission nor the U.S. Commodities and Futures Trading Commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND
SUMMARY SECTION

Investment Objective
The investment objective of the Fulcrum Diversified Absolute Return Fund (the “Fund”) is to achieve long-term absolute returns.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Super Institutional Class		Institutional Class			Advisor Class
Management Fees		0.90%			0.90%			0.90%
Distribution and Service (Rule 12b-1) Fees		None			None			0.25%
Other Expenses		0.26%			0.29%			0.41%	(1)
Shareholder Servicing Fees	None		0.03%	(2)		0.15%	(2)
Other Expenses of the Subsidiary	0.01%		0.01%			0.01%
Remainder of Other Expenses of the Fund	0.25%		0.25%			0.25%
Total Annual Fund Operating Expenses		1.16%			1.19%			1.56%
Less: Fee Waiver and/or Expense Reimbursement		-0.10%			-0.10%			-0.10%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(3)(4)		1.06%			1.09%			1.46%

(1)Based on estimated expenses for the current fiscal year
(2)The Fund has a shareholder servicing plan that permits up to 0.10% for Institutional Class and up to 0.15% for Advisor Class to be paid from the Fund for service organizations providing recordkeeping services to certain shareholders.
(3)Fulcrum Asset Management LLP (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding shareholder servicing fees, acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit the annual fund operating expenses to 1.05%, 1.05% and 1.30% of average daily net assets of the Super Institutional Class, Institutional Class and Advisor Class shares, respectively (the “Expense Caps”). If any excluded expenses are incurred, the Fund’s total annual operating expenses will be higher than the Expense Caps. This arrangement is in effect through at least October 31, 2021 and may be terminated or amended at any time only by the Trust for Advised Portfolios (the “Trust”) Board of Trustees (the “Board”).
The Adviser may request recoupment of previously waived fees and paid expenses from the Fund within three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.
(4)The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary (defined below). This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may be terminated only with the approval of the Board.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts calculated in the Example would be the same even if the assumed investment was not redeemed at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Super Institutional Class	$108	$359	$629	$1,400
Institutional Class	$111	$368	$645	$1,434
Advisor Class	$149	$483	$840	$1,848

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover ratio is calculated including cash and long-term derivative positions, as they represent a significant percentage of the Fund’s holdings, but does not include short-term derivative positions. For the fiscal year ended June 30, 2020, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
Principal Investment Strategies of the Fund
In seeking to achieve its aim of long-term absolute returns, the Fund aims to hold a diversified portfolio and achieve long-term absolute returns in all market conditions over rolling five-year periods, with lower volatility than equity markets and in excess of inflation. The Fund implements its strategy by investing globally either directly, or through derivatives, in a broad range of instruments, including, but not limited to, equity, fixed income, currency, commodity, credit derivative and cash instruments. The Fund has no limits with respect to the credit rating, maturity or duration of the fixed income securities in which it may invest. Fixed income securities may include floating rate and variable rate products. Derivatives, including futures, forwards, options and swaps, are utilized for investment and for hedging purposes. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed income securities, interest rates, commodities, or currency exchange rates and related indexes. Swaps may include, but are not limited to, currency swaps, equity index swaps, interest rate swaps and credit default index swaps.
The Fund is managed with an aim to limit forward looking volatility to 12%, which is expected to be lower than the volatility of equity markets. Forward looking volatility refers to the estimated volatility that a portfolio is taking based on short term volatility forecasts, such as those implied from option prices. By aiming to limit forward looking volatility to 12%, exposure to equities, commodities and credit, for example, are as a result limited at times of market stress when volatility typically spikes and the probability of losses is especially high. On an intra-day basis, forward looking volatility may exceed 12%, but a risk reduction is implemented such that it falls below 12% by the close of each trading day.
The Fund may also invest up to 25% of its assets in a subsidiary that is invested in derivative instruments (the “Subsidiary”), which is wholly-owned by the Fund and is organized under the laws of the Cayman Islands. The Subsidiary pursues the same investment objective as the Fund. The Subsidiary invests primarily in commodity futures and options and other commodity-linked derivative instruments, but it may also invest in financial futures, option and swap contracts, fixed income securities, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), and other investments intended to serve as
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margin or collateral for the Subsidiary’s derivative positions. The Fund invests in the Subsidiary with the intent of gaining exposure to the commodities markets while meeting the requirements applicable to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives.
Under normal circumstances, the Fund anticipates that it could allocate 50% or more of its total assets in global securities outside of the United States (or derivatives with similar economic characteristics). In doing so, the Fund allocates its assets among various regions and countries, including emerging markets.
Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:
Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Counterparty Risk. Many derivative contracts are privately negotiated in the over-the-counter market. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.
Currency Risk. The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Derivatives Risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.
Emerging Market Risk. The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Equity Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.
Fixed Income Securities Risk. The risks of investing in debt or fixed income securities include (without limitation): (i) credit risk, i.e., the risk that the issuer or obligor will not make timely payments of principal and
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interest or may fail to pay all or a portion of the payment of principal and/or interest on a security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Adviser may underperform the market or other securities selected by other funds; (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income, if the proceeds are reinvested at lower interest rates; (vii) credit ratings sensitivity risk, i.e., the value of your investment in the Fund may change in response to changes in the credit ratings of debt securities in the Fund’s portfolio; and (viii) floating rate loan risk, the value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate and as a result, a floating rate loan may not be fully collateralized and can decline significantly in value.
Foreign Investments Risk. Foreign investments, including American Depositary Receipts (“ADRs”), often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
High Yield Securities Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as the increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer. As with any investment, there is a risk of loss, including loss of principal.
Interest Rate Risk. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Interest Rate Swaps Risk. The Fund may enter into interest rate swaps. In an interest rate swap, a Fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by a Fund under a swap agreement will be greater than the payments it receives.
Leverage Risk. Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
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Manager Risk. If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Events Risk. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories, and other businesses across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.
The Adviser is a “commodity pool operator” (“CPO”) with respect to the Fund and is registered with the National Futures Association (“NFA”) and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, the Fund is subject to regulation by the SEC, the CFTC and the NFA, which could increase compliance costs of the Fund.
Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment generally available to a RIC, the Fund must, amongst other requirements described in detail in the SAI, derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments when made directly (including commodity-related investments and certain other non-security based derivatives) may generate income that is not qualifying income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code.
To the extent the Fund directly invests in commodity-linked derivative instruments and other similar instruments it may be subject to the risk that such instruments will not generate qualifying income and may compromise the Fund’s ability to qualify as a RIC. The Fund may be unable to determine the percentage of qualifying income it has derived for a taxable year until after year-end, may generate more non-qualifying income than anticipated or may be unable to generate qualifying income in a particular taxable year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income. If the Fund were to fail to meet the qualifying income test for qualification as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, unless certain relief provisions are available (which would generally require the Fund to pay certain Fund-level taxes). In addition, the Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained, in an effort to meet the qualifying income test.
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Volatility Risk. The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s Super Institutional Class performance from year to year. The table illustrates how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is posted on the Fund’s website at www.fulcrumassetfunds.com or by calling the Fund toll-free at 855-538-5278.
Calendar year ended December 31

For the year-to-date period ended September 30, 2020, the Fund’s total return was 6.37%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 3.95% for the quarter ended December 31, 2019, and the lowest quarterly return was -4.39% for the quarter ended December 31, 2018.
Average Annual Total Returns
For the Calendar Year Ended December 31, 2019

Super Institutional Class	1 Year	Since Inception July 31, 2015
Return Before Taxes	6.95%	1.06%
Return After Taxes on Distributions	6.94%	-0.04%
Return After Taxes on Distributions and Sale of Fund Shares	4.12%	0.35%
Institutional Class
Return Before Taxes	6.94%	1.03%
Barclays 3-month USD LIBOR Cash Index (reflects no deduction for fees, expenses, or taxes)	2.39%	1.57%

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For the Period Ended October 31, 2018(1)

Advisor Class	January 1, 2018 through October 31, 2018	1 Year	Since Inception May 11, 2016
Return Before Taxes	-1.56%	-2.15%	1.09%
Barclays 3-month USD LIBOR Cash Index(2) (reflects no deduction for fees, expenses, or taxes)	1.91%	2.16%	1.50%

(1) Advisor Class closed on October 31, 2018 and holds no assets, but may accept new investments in the future.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Super Institutional; after-tax returns for the Institutional Class and Advisor Class will vary to the extent they have different expenses.
In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser: Fulcrum Asset Management LLP is the Fund’s investment adviser.
Investment Committee: The Adviser has established an Investment Committee (the “Committee”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Committee currently is comprised of Gavyn Davies, Chairman; Andrew Stevens, Chief Executive; Suhail Shaikh, CFA, Chief Investment Officer; Andrew Bevan, PhD, Fixed Income Strategist, and Nabeel Abdoula, CFA, Multi Asset Strategist. The Committee has managed the Fund since inception.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Fulcrum Diversified Absolute Return Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 855-538-5278, by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

	Super Institutional Class	Institutional Class	Advisor Class
Minimum Initial Investment	$25,000,000	$1,000,000	$1,000
Minimum Subsequent Investment	$1,000	$100	$100
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND
RELATED PRINCIPAL RISKS
Investment Objective
The investment objective of the Fund aims to achieve long-term absolute returns. The Fund’s objective is not fundamental, and it may be changed without shareholder approval.
Principal Investment Strategies
In seeking to achieve its aim of long-term absolute returns, the Fund aims to hold a diversified portfolio and achieve long-term absolute returns in all market conditions over rolling five-year periods, with lower volatility than equity markets and in excess of inflation. The Fund implements its strategy by investing globally either directly, or through derivatives, in a broad range of instruments, including, but not limited to, equities, fixed income, currencies, commodities, credit derivatives and cash instruments. The Fund has no limits with respect to the credit rating, maturity or duration of the fixed income securities in which it may invest. Fixed income securities may include floating rate and variable rate products. Derivatives, including futures, forwards, options and swaps are utilized for investment and for hedging purposes. Swaps may include, but are not limited to, currency swaps, equity index swaps, interest rate swaps and credit default index swaps. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed income securities, interest rates, commodities, or currency exchange rates and related indexes The Fund may also use these derivatives to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. Additionally, the Fund may use derivatives to manage cash. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
The Fund is managed with an aim to limit forward looking volatility to 12% which is expected to be lower than equity markets. Forward looking volatility refers to the estimated volatility that a portfolio is taking based on short term volatility forecasts, such as those implied from option prices. When assessing a portfolio’s risk, it is more insightful to examine the volatility that was taken at each point in time to achieve a return rather than the volatility that was realized, thus eliminating the role of luck. By aiming to limit forward looking volatility to 12%, exposure to equities, commodities and credit, for example, are as a result limited at times of market stress when volatility typically spikes and the probability of losses is especially high. On an intra-day basis, forward looking volatility may exceed 12%, but a risk reduction is implemented such that it falls below 12% by the close of each trading day.
The Fund may also invest up to 25% of its assets in a subsidiary that is invested in derivative instruments (the “Subsidiary”), which is wholly‑owned by the Fund and is organized under the laws of the Cayman Islands. The Subsidiary pursues the same investment objective as the Fund. The Subsidiary invests primarily in commodity futures and options and other commodity-linked derivative instruments, but it may also invest in financial futures, option and swap contracts, fixed income securities, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund invests in the Subsidiary with the intent of gaining exposure to the commodities markets while meeting the requirements applicable to a RIC under Subchapter M of the Internal Revenue Code. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives.
Under normal circumstances, the Fund anticipates that it could allocate 50% or more of its total assets in global securities outside of the United States (or derivatives with similar economic characteristics). In doing so, the Fund allocates its assets among various regions and countries, including emerging markets.
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In response to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest, without limitation, in high quality fixed income securities, money market instruments, and money market mutual funds, cash or prime quality cash equivalents, in such amounts as the Adviser deems appropriate under the circumstances, including when the Adviser believes the Fund needs to retain cash. During such times, the Fund may not achieve its investment objectives. Money market instruments or short-term debt securities held by the Fund for cash management or defensive investing purposes can fluctuate in value.
Related Principal Risks
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:
Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Counterparty Risk. Many derivative contracts are privately negotiated in the over-the-counter market. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund. Therefore, Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.
Currency Risk. The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.
Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.
Derivatives Risk. Adverse changes in the value or level of a derivative’s underlying asset or index can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a
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wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps, and forward currency contracts. Risks of these instruments include:
▪that interest rates, securities prices and currency markets will not move in the direction that the Adviser anticipates;
▪that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;
▪that the skills needed to use these strategies are different than those needed to select portfolio securities;
▪the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;
▪that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);
▪particularly in the case of privately-negotiated instruments or over-the-counter derivatives, that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position;
▪the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for the Fund;
▪the fact that “speculative position limits” imposed by the CFTC and certain futures exchanges on net long and short positions may require the Fund to limit or close-out positions in certain types of instruments; the CFTC has recently proposed new rules that, if adopted in substantially the same form, will impose speculative position limits on additional derivative instruments, which may further limit the Fund’s ability to trade futures contracts and swaps; and
▪the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them
Emerging Market Risk. The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered riskier. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities. The small size of their securities markets and low trading volumes can make emerging market investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.
Equity Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities market generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.
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Fixed Income Securities Risk. The risks of investing in debt or fixed income securities include (without limitation):
▪Credit risk. The risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
▪Maturity risk. A debt security with a longer maturity may fluctuate in value more than one with a shorter maturity.
▪Market risk. Low demand for debt securities may negatively impact their price. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.
▪Interest rate risk. The value of fixed income securities may decline because of increases in interest rates. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration.
▪Selection risk. The securities selected by the Adviser may underperform the market or other securities selected by other funds.
▪Call risk. During a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income, if the proceeds are reinvested at lower interest rates.
▪Credit ratings sensitivity risk. The value of your investment in the Fund may change in response to changes in the credit ratings of debt securities in the Fund’s portfolio. In addition, an issuer of a fixed income security may fail to pay all or a portion of the payment of principal and/or interest on a security.
▪Floating rate loan risk. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can also be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.
▪High yield securities risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as the increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer. As with any investment, there is a risk of loss, including loss of principal.
The Fund invests in multiple asset classes, some of which may have sensitivity to interest rate changes. Using the present exposure of the strategy, an increase of 1% in interest rates would result in a loss of approximately 0.5%, with all other risk factors remaining unchanged. A typical range of durations of the Fund is between -2 and +4 years. An increase of interest rates of 1%, given these durations, would result in a gain of 2% and a loss of 4%, respectively.
Foreign Investments Risk. Foreign investments, including ADRs, often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
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•The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Interest Rate Risk. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Interest Rate Swaps Risk. The Fund may enter into interest rate swaps. In an interest rate swap, a Fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by a Fund under a swap agreement will be greater than the payments it receives. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Leverage Risk. Certain Fund transactions, such as its use of futures, forward contracts, swaps or mortgage rolls, may give rise to a form of leverage. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure that the use of leverage will result in a higher return on investment, and using leverage could result in a net loss. In addition, use of leverage by the Fund may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Registered investment companies such as the Fund are required to earmark assets to provide asset coverage for certain derivative transactions.
Manager Risk. The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the Fund’s ability to achieve its investment objective depends on the Adviser’s ability to select stocks, particularly in volatile stock markets. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.
Market Events Risk. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories, and other businesses across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact.
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Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under Subchapter M of the Internal Revenue Code. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
The Adviser is a CPO with respect to the Fund and is registered with and regulated by the CFTC. As a result, the Fund is subject to regulation by the SEC, the CFTC and the NFA, which could increase compliance costs of the Fund.
Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment generally available to a RIC, the Fund must, amongst other requirements described in detail in the SAI, derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments when made directly (including commodity-related investments and certain other non-security based derivatives) may generate income that is not qualifying income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. The “Subpart F” income (defined in Section 951 of the Internal Revenue Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of applicable Treasury regulations, and will monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
To the extent the Fund directly invests in commodity-linked derivative instruments and other similar instruments, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a RIC. The Fund may be unable to determine the percentage of qualifying income it has derived for a taxable year until after year-end, might generate more non-qualifying income than anticipated or might not be able to generate qualifying income in a particular taxable year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income. If the Fund were to fail to meet the qualifying income test for qualification as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, unless certain relief provisions are available (which would generally require the Fund to pay certain Fund-level taxes). In addition, the Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained, in an effort to meet the qualifying income test.
Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
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DISCLOSURE OF PORTFOLIO HOLDINGS
A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI and on the Fund’s website at www.fulcrumassetfunds.com.
MANAGEMENT OF THE FUND
Investment Adviser
Fulcrum Asset Management LLP is the Fund’s investment adviser and is located at Marble Arch House, 66 Seymour Street, London W1H 5BT, United Kingdom. The Adviser is an SEC-registered investment advisory firm formed in 2004. As of June 30, 2020, the Adviser had assets under management of approximately $4.4 billion.
The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser also performs certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.90% of the Fund’s average daily net assets. For the fiscal year ended June 30, 2020, the Adviser received an aggregate fee of 0.80% of average net assets, after fee waivers. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may be terminated only with the approval of the Board. The Adviser does not charge a performance fee or fulcrum fee for its management of the Fund.
A discussion regarding the basis of the Board’s approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the reporting period ended December 31, 2019.
Investment Committee
The Adviser has established an Investment Committee (the “Committee”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Committee currently is comprised of Gavyn Davies, Andrew Stevens, Suhail Shaikh, CFA, Andrew Bevan, PhD, and Nabeel Abdoula, CFA.
Gavyn Davies, Founding Partner, Chairman of Fulcrum, Chairman of the Investment Committee, over 40 years of experience
•Founded Fulcrum in 2004
•BBC, Chairman, 2001-2004
•Goldman Sachs, Chief Economist, Managing Director then Partner, 1986-2001
•Simon & Coates then Phillips & Drew, Economist, 1979-1986
•Policy Unit at 10 Downing Street, Economic Policy Economist (1974) then adviser to the Prime Minister (1976-1979)
•St John’s College (University of Cambridge), then Research at Balliol College (University of Oxford), until 1974
Andrew Stevens, Founding Partner, Chief Executive, Chairman of the Risk Committee, over 25 years of experience
•Founded Fulcrum in 2004
•Goldman Sachs, Investment Management, Executive Director, 1992-2004
•Harvard Business School, MBA, 1990-1992
•Burns Fry, New York, Mergers & Acquisitions, Associate, 1988-1990
•BA Finance, Georgetown University, 1984-1988
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Suhail Shaikh, CFA Partner, Chief Investment Officer, over 15 years of experience
•Joined Fulcrum in 2005
•Goldman Sachs, Associate, Investment Strategy Group, 2002-2005
•Goldman Sachs, Analyst, Global Equity then Global Fixed Income & Currency Asset Management, 2000‑2002
•CFA Charterholder since 2003
•BSc Management, London School of Economics & Political Sciences, 1997-2000
Andrew Bevan, PhD Partner, Fixed Income Strategist, over 35 years of experience
•Joined Fulcrum in 2006
•Goldman Sachs, Managing Director, Head of Global Markets Research, 1994-2005
•Bear Stearns, Managing Director, Head of Financial Analytics and Structured Transactions Group, 1990-1994
•Reading University, First Class BA Economics, 1978; City University Business School, PhD International Monetary Economics, 1986; Kings College London, PhD Theology, 2002
Nabeel Abdoula, CFA Partner, Head of Discretionary Strategies, over 10 years of experience
•Joined Fulcrum in 2011
•Goldman Sachs, Investment Strategy Group, 2007-2011
•CFA Charterholder since 2011
•BSc in Mathematics, Operational Research, Statistics and Economics, Warwick University, 2003-2007
The SAI provides additional information about the Committee members’ compensation, other accounts managed by Committee members and the Committee members’ ownership of securities in the Fund.
Fund Expenses
The Fund is responsible for its own operating expenses. However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding shareholder servicing fees, AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit annual fund operating expenses to 1.05%, 1.05% and 1.30% of average daily net assets of the Fund’s Super Institutional Class, Institutional Class and Advisor Class shares, respectively, through at least October 31, 2021, and may be terminated only by the Trust’s Board. If any excluded expenses are incurred, the Fund’s total annual operating expenses will be higher than the Expense Caps. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund within three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.
The Adviser’s Prior Performance
The performance information shown below represents the prior performance of a United Kingdom (“U.K.”) registered UCITS fund referred to as the TM Fulcrum Diversified Absolute Return Fund (the “UCITS Fund”) and managed by the Adviser with substantially similar investment objectives, policies and strategies as the Fund. There are no other investment funds advised by the Adviser, that are marketed in the U.S., that have investment strategies that are substantially similar to the Fund.
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The UCITS Fund’s performance is provided to illustrate the past performance of the Adviser’s absolute return strategy as measured against a broad based market index. The performance information below was originally calculated in U.K. sterling and has been converted to U.S. dollars. The UCITS Fund’s performance does not represent the historical performance of the Fund. You should not consider this performance data to be an indication of future performance of the Fund.
All returns are presented after the deduction of all fees and expenses, including investment advisory fees, brokerage commissions and execution costs paid by the UCITS Fund without provision for federal or state income taxes. The UCITS Fund does not reflect any sales loads or placement fees, as such fees are not assessed on the UCITS Fund.
The UCITS Fund is not a registered mutual fund in the U.S., although it is regulated in the U.K. under the Financial Conduct Authority’s UCITS Directive and was not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the UCITS Fund.
The performance results below are based on the official net asset value (“NAV”) per share of the UCITS Fund. Investors should also be aware that the use of a methodology different from that used above to calculate performance could result in different performance data. The methodology used to calculate the UCITS Fund’s performance information differs from the SEC required methodology. The performance returns are easily demonstrable and are calculated by an independent third party administrator. To calculate the U.S. dollar equivalent performance, the Adviser converts the daily U.K. sterling-based NAV to U.S. dollars using each day’s prevailing exchange rate.
The performance data below is for the UCITS Fund – the TM Fulcrum Diversified Absolute Return Fund and is not the performance results of the Fulcrum Diversified Absolute Return Fund.

Period	TM Fulcrum Diversified Absolute Return Fund Average Annual Total Returns ($ net)	LIBOR(1) (3 month USD)	Number of Accounts	Assets (in millions)
One Year Ended 12/31/2019	6.62%	2.30%	1	1325
Since Inception 3/31/2012 to 12/31/2019	3.16%	1.01%	1	1325

(1) LIBOR is a benchmark rate that some of the world’s leading banks charge each other for short-term loans. It stands for London Interbank Offered Rate and serves as the first step to calculating interest rates on various loans throughout the world. LIBOR is administered by the ICE Benchmark Administration (IBA), and is based on five currencies: U.S. dollar (USD), Euro (EUR), pound sterling (GBP), Japanese yen (JPY) and Swiss franc (CHF), and serves seven different maturities: overnight, one week, and 1, 2, 3, 6 and 12 months. There are a total of 35 different LIBOR rates each business day. The most commonly quoted rate is the three-month U.S. dollar rate. The LIBOR rate is annualized.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
Shares of the Fund are sold at NAV per share, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
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Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security or other asset is valued at its fair value as determined under procedures approved by the Board. Valuing securities at fair value is intended to ensure that the Fund is accurately priced and involves reliance on judgment. Fair value determinations are made in good faith in accordance with the procedures adopted by the Board. The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
Trading in Foreign Securities
Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.
How to Buy Shares
The minimum initial investment amount for the Super Institutional Class is $25,000,000, for the Institutional Class is $1,000,000 and for the Advisor Class is $1,000. The minimum subsequent investment amount for the Super Institutional Class is $1,000, for the Institutional Class is $100 and for the Advisor Class is $100.
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The Fund’s minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
•any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•current employees of U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;
•existing clients of the Adviser, their employees and immediate family members of such employees;
•registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor; and
•qualified broker-dealers who have entered into an agreement with the Fund distributor.
You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network through an authorized bank or through one or more brokers authorized by the Fund to receive purchase orders. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 855-538-5278. The Fund reserves the right to reject any purchase order. For example, a purchase order may be delayed over several days if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.” If the Fund were to reject a purchase order, notification would likely occur no later than the next business day after receipt of order.
All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.
To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.
All purchase requests must be received in “good order.” Good order generally means that your purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the name of the Fund.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Fund toll-free at 855-538-5278.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you should also supply the identity of the beneficial owners. Mailing
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addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 855-538-5278 if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Fund reserves the right to refuse purchases from shareholders who must file a Form W-8.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Fulcrum Diversified Absolute Return Fund to the Transfer Agent at the following address:
Regular Mail
Fulcrum Diversified Absolute Return Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:
Overnight Express Mail
Fulcrum Diversified Absolute Return Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
NOTE:     The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the transfer agent.
Purchasing Shares by Telephone
If you accepted telephone options on your account application or by subsequent arrangement in writing with the Fund and your account has been open for at least seven business days, you may purchase additional shares by calling the Fund toll-free at 855-538-5278. You may not make your initial purchase of the Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
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Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Fund at 855-538-5278 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
    Further Credit: Fulcrum Diversified Absolute Return Fund
Shareholder Registration
Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 855-538-5278. Your bank may charge you a fee for sending a wire payment to the Fund.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank National Association are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Advisor Class shares at regular intervals (i.e., monthly or quarterly) through the Automatic Investment Plan (“AIP”). The AIP is not available for Super Institutional and Institutional Class shares. The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more for the Advisor Class, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 855-538-5278 if you have questions about the Plan. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 855-538-5278 for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.
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Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.
In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Fulcrum Diversified Absolute Return Fund	Fulcrum Diversified Absolute Return Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the transfer agent.
By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000, by calling the Transfer Agent at 855-538-5278 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds for complete redemption and any redemption to redeem a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.
Shares held in IRA or other retirement accounts may be redeemed by telephone at 855-538-5278. Investors will be asked whether or not to withhold taxes from any distribution.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 855-538-5278 for instructions.
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You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Payment of Redemption Proceeds
The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.
Systematic Withdrawal Plan
As another convenience, you may redeem through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100. If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at:

Regular Mail	Overnight Express Mail
Fulcrum Diversified Absolute Return Fund	Fulcrum Diversified Absolute Return Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish a SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 855-538-5278.
Redemption “In-Kind”
The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include paying redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.
Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
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A signature guarantee from either a Medallion program member or a non-Medallion program member is required in the following situations:
•If ownership is changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
•For all redemptions in excess of $50,000 from any shareholder account, including IRAs.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Other Information about Redemptions
The Fund may redeem the shares in your account if the value of your account is less than the minimum initial investment amount as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.
DIVIDENDS AND DISTRIBUTIONS
The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading practices and using fair value pricing. The Fund has the ability to impose a redemption fee, in consultation with the Board and conditional upon the Board’s approval. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.
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The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited, because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.
The Fund employs fair value pricing selectively, as discussed above, to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.
TAX CONSEQUENCES
Below are some important U.S. federal income tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action.
The Fund will typically make any distributions of dividends and capital gains semi-annually. Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from the Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.
Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at rates of up to 20% if requirements, including holding period requirements, are satisfied. In general, the Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Certain of the Fund’s investment strategy may limit its ability to report distributions eligible to be treated as qualified dividend income. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporations.
A Medicare contribution tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of Fund shares.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.
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Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared
The Fund (or its administrative agent) will send you a report annually summarizing the amount and tax aspects of your distributions.
By law, the Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning after December 31, 2017 and before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
The Fund is required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund is also required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is first-in, first-out (“FIFO”). A shareholder may elect, on an account-by-account basis, to use a method other than FIFO by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the FIFO method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of the Fund’s default method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
If you redeem your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Internal Revenue Code limits the deductibility of capital losses in certain circumstances.
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making its investment decisions. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.
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SHARE CLASS INFORMATION AND DISTRIBUTION ARRANGEMENTS
Description of Classes
The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares of the Fund. The Fund offers three classes of shares – Super Institutional, Institutional Class and Advisor Class. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses as discussed below.
More about Super Institutional Class Shares
Super Institutional Class shares of the Fund are offered without any sales charge on purchases or sales and without any ongoing distribution fee. The minimum initial investment for Super Institutional Class shares is $25,000,000.
Super Institutional Class shares are available for purchase exclusively by (1) eligible institutions (e.g., a financial institution or any of its clients, a corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $25,000,000, (2) tax-exempt retirement plans with assets of at least $25,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (3) qualified state tuition plan (529 plan) accounts and (4) high net worth/ultra high net worth individuals/families. The minimum asset requirements may be waived from time to time by the Advisor.
Super Institutional Class share participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan by their administrator or financial advisor. Super Institutional Class shares institutional clients may purchase shares either directly or through an authorized dealer.
More about Institutional Class Shares
Institutional Class shares are charged a shareholder servicing fee of up to 0.10%. Institutional Class shares do not carry a sales charge. The minimum initial investment for Institutional Class shares is $1,000,000 for those in (1) below; the minimum initial investment is waived for those in (2) and (3) below.
The following persons are eligible to invest in Institutional Class shares:
1.Institutional investors including banks, savings institutions, credit unions and other financial institutions, insurance companies, investment companies, investment advisers, broker-dealers and financial advisers acting for their own accounts or for the accounts of their clients;
2.Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliated companies; and
3.Shareholders investing through accounts at approved broker-dealers who act as selling agents for the Fund.
More about Advisor Class Shares
Advisor Class shares are charged a 0.25% Rule 12b-1 distribution and service fee and a shareholder servicing fee of up to 0.15%.
Rule 12b-1 Plan
The Trust has adopted a plan pursuant to Rule 12b-1 for the Fund’s Advisor Class that allows the Fund to pay fees for the sale, distribution and servicing of its Advisor Class. The plan provides for a distribution and servicing fee of up to 0.25% of the Advisor Class average daily net assets. Because these fees are paid out over the life of the
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Fund’s Advisor Class, over time, these fees (to the extent they are accrued and paid) will increase the cost of your investment and may cost you more than paying other types of sales charges. Super Institutional and Institutional Class shares of the Fund are not subject to Rule 12b-1 fees.
Shareholder Servicing Plan
The Trust has also adopted a Shareholder Service Plan under which the Fund’s Institutional Class and Advisor Class shares may pay a fee of up to 0.10% and up to 0.15%, respectively, of the average daily net assets of the Fund’s Institutional Class and Advisor Class, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents provided to the Fund by intermediaries such as banks, broker-dealers, financial advisers or other financial institutions. Because the Fund pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.
The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related and non-distribution activities such as sub‑transfer agent, administrative, and other shareholder servicing services.
Additional Payments to Dealers
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Distributor
Quasar Distributors, LLC (“Quasar” or “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, is located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202 and is the distributor for the shares of the Fund. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Fund are offered on a continuous basis.
Service Fees – Other Payments to Third Parties
In addition to Rule 12b-1 fees, the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to Rule 12b‑1 and service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
ADDITIONAL INFORMATION
Inactive Accounts
The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
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Fund Mailings
Statements and reports that the Fund sends to you include the following:
•Confirmation statements (after every transaction that affects your account balance or your account     registration);
•Annual and semi-annual shareholder reports (every six months); and
•Monthly account statements.
It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-538-5278 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
General Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:
•Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•Reject any purchase request for any reason. Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);
•Redeem all shares in your account if your balance falls below the minimum investment amount due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;
•Delay paying redemption proceeds for more than seven calendar days after receiving a request under the circumstances described below; and
•Reject any purchase or redemption request that does not contain all required documentation.
Before redeeming recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to fifteen calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to redeem the Funds’ shares or receive proceeds. Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days for:
•any period during which the NYSE is closed (other than customary week-end or holiday closings) or trading on the NYSE is restricted;
28

•any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets; or
•such other periods as the SEC may permit for the protection of the Funds’ shareholders.
If you did not decline telephone options on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
29

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the fiscal periods shown. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Fulcrum Diversified Absolute Return Fund
Consolidated Financial Highlights
Super Institutional Class
For a capital share outstanding throughout the period presented

	For the Year ended June 30, 2020	For the Year ended June 30, 2019	For the Year ended June 30, 2018	For the Year ended June 30, 2017	For the Period July 31, 2015* through June 30, 2016
Net asset value, beginning of period	$9.00	$9.69	$9.73	$9.56	$10.00

Income (loss) from investment operations:
Net investment loss (1)	0.02	(0.02)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	0.76	0.10	0.36	0.29	(0.38)
Total from investment operations	0.78	0.08	0.28	0.21	(0.44)

Less distributions:
From net investment income	(0.00)∧	(0.77)	(0.12)	(0.04)
From net realized gain on investments	—	—	(0.20)	—	—
Total distributions	(0.00)	(0.77)	(0.32)	(0.04)	—

Net asset value, end of period	$9.78	$9.00	$9.69	$9.73	$9.56

Total return	8.69%	1.21%	2.96%	2.18%	-4.40%	(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$167,280	$183,278	$178,578	$185,112	$159,304
Ratio of expenses to average net assets
Before fees waived by the Adviser(4)	1.16%	1.17%	1.19%	1.17%	1.45%	(3)
After fees waived by the Adviser(4)	1.06%	1.06%	1.06%	1.06%	1.06%	(3)
Ratio of net investment loss to average net assets
Before fees waived by the Adviser (5)	0.07%	-0.35%	-0.97%	-0.95%	-1.05%	(3)
After fees waived by the Adviser(5)	0.17%	-0.24%	-0.84%	-0.84%	-0.66%	(3)
Portfolio turnover rate(6)	88%	81%	11%	4%	54%	(2)
30

∧ Amount represents less than $0.01 per share.
*Inception date
(1)Computed using the average shares method
(2)Not annualized
(3)Annualized
(4)The ratios of expenses to average net assets include interest and brokerage expenses. For the periods ended June 30, 2016, June 30, 2017 , June 30, 2018, June 30, 2019, and June 30, 2020, excluding interest and brokerage expenses, the ratios of expenses to average net assets, before fees waived by the Adviser, were 1.44%, 1.15%, 1.18%, 1.16% and 1.15%, respectively. Excluding interest and brokerage expenses, the ratios of expenses to average net assets, after fees waived by the Adviser, were 1.05%, 1.05%, 1.05%, 1.05% and 1.05%, respectively.
(5)The ratios of net investment loss to average net assets include interest and brokerage expenses. For the periods ended June 30, 2016, June 30, 2017, June 30, 2018, June 30, 2019 and June 30, 2020, excluding interest and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived by the Adviser, were -1.04%, -0.93%, -0.96%, -0.34% and 0.08%, respectively. Excluding interest and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived by the Adviser, were -0.65%, -0.83%, -0.83%, -0.23% and 0.18%, respectively.
(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The ratio is calculated including cash and long-term derivative positions, as they represent a significant percentage of the Fund’s holdings.
31

Fulcrum Diversified Absolute Return Fund
Consolidated Financial Highlights
Institutional Class

For a capital share outstanding throughout the period presented

	For the Year ended June 30, 2020	For the Year ended June 30, 2019	For the Year ended June 30, 2018	For the Year ended June 30, 2017	For the Period July 31, 2015* through June 30, 2016
Net asset value, beginning of period	$8.99	$9.69	$9.73	$9.56	$10.00

Income (loss) from investment operations:
Net investment loss (1)	(0.00)∧	(0.03)	(0.08)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	0.77	0.10	0.36	0.29	(0.35)
Total from investment operations	0.77	0.07	0.28	0.21	(0.44)

Less distributions:
From net investment income	—	(0.77)	(0.12)	(0.04)	—
From net realized gain on investments	—	—	(0.20)	—	—
Total distributions	—	(0.77)	(0.32)	(0.04)	—

Net asset value, end of period	$9.76	$8.99	$9.69	$9.73	$9.56

Total return	8.57%	1.09%	2.96%	2.18%	-4.40%	(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,340	$2,743	$1,438	$1,048	$1,026
Ratio of expenses to average net assets
Before fees waived by the Adviser(4)	1.19%	1.24%	1.19%	1.19%	1.55%	(3)
After fees waived by the Adviser (4)	1.09%	1.13%	1.06%	1.09%	1.16%	(3)
Ratio of net investment loss to average net assets
Before fees waived by the Adviser (5)	-0.11%	-0.46%	-0.97%	-0.97%	-1.44%	(3)
After fees waived by the Adviser (5)	-0.01%	-0.35%	-0.84%	-0.87%	-1.05%	(3)
Portfolio turnover rate(6)	88%	81%	11%	4%	54%	(2)

∧     Amount represents less than $0.01 per share.
*Inception date
(1)Computed using the average shares method
32

(2)Not annualized
(3)Annualized
(4)The ratios of expenses to average net assets include interest and brokerage expenses. For the periods ended June 30, 2016, June 30, 2017, June 30, 2018, June 30, 2019, and June 30, 2020, excluding interest and brokerage expenses, the ratios of expenses to average net assets, before fees waived by the Adviser, were 1.54%, 1.18%, 1.18%, 1.23% and 1.18% respectively. Excluding interest and brokerage expenses, the ratios of expenses to average net assets, after fees waived by the Adviser, were 1.05%, 1.05%, 1.05%, 1.05% and 1.05%, respectively.
(5)The ratios of net investment loss to average net assets include interest and brokerage expenses. For the periods ended June 30, 2016, June 30, 2017, June 30, 2018, June 30, 2019 and June 30, 2020, excluding interest and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived by the Adviser, were -1.43%, -0.96%, -0.96%, -0.45% and -0.10% respectively. Excluding interest and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived by the Adviser, were -1.04%, -0.85%, -0.83%, -0.34% and 0.00%, respectively.
(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The ratio is calculated including cash and long-term derivative positions, as they represent a significant percentage of the Fund’s holdings.
33

Fulcrum Diversified Absolute Return Fund
Consolidated Financial Highlights
Advisor Class
On October 31, 2018, all outstanding shares in the Advisor Class were exchanged to the Institutional Class.
The Advisor Class is currently closed, but may accept new investments in the future.
For a capital share outstanding throughout the period presented

	For the Year ended June 30, 2018	For the Year ended June 30, 2017	For the Period May 11, 2016* through June 30, 2016
Net asset value, beginning of period	$9.70	$9.55	$9.52

Income (loss) from investment operations:
Net investment loss(1)	(0.11)	(0.11)	(0.02)
Net realized and unrealized gain on investments	0.37	0.29	0.05	(7)
Total from investment operations	0.26	0.18	0.03

Less distributions:
From net investment income	(0.10)	(0.03)	—
From net realized gain on investments	(0.20)	—	—
Total distributions	(0.30)	(0.03)	—

Net asset value, end of period	$9.66	$9.70	$9.55

Total return	2.71%	1.92%	0.32%	(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$105	$102	$100
Ratio of expenses to average net assets
Before fees waived by the Adviser(4)	1.44%	1.45%	1.85%	(3)
After fees waived by the Adviser(4)	1.31%	1.35%	1.46%	(3)
Ratio of net investment loss to average net assets
Before fees waived by the Adviser (5)	-1.22%	-1.23%	-1.65%	(3)
After fees waived by the Adviser(5)	-1.09%	-1.13%	-1.26%	(3)
Portfolio turnover rate(6)	11%	4%	54%	(3)
*Inception date
(1)Computed using the average shares method
(2)Not annualized
(3)Annualized
(4)The ratios of expenses to average net assets include interest and brokerage expenses. For the periods ended June 30, 2016, June 30, 2017 and June 30, 2018, excluding interest and brokerage expenses, the ratios of expenses to average net assets, before fees waived by the Adviser, were 1.84%, 1.44%, and 1.43% respectively. Excluding interest and brokerage expenses, the ratios of expenses to average net assets, after fees waived by the Adviser, were 1.45%, 1.34%, and 1.30% respectively.
(5)The ratios of net investment loss to average net assets include interest and brokerage expenses. For the periods ended June 30, 2016, June 30, 2017 and June 30, 2018, excluding interest and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived by the Adviser, were -1.64%, -1.22%, and -1.21% respectively. Excluding interest and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived by the Adviser, were -1.25%, -1.12%, and -1.08% respectively.
(6)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The ratio is calculated including cash and long-term derivative positions, as they represent a significant percentage of the Fund’s holdings.
(7)The amount of net realized and unrealized gain on investment per share for the period ended June 30, 2016 does not accord amounts in the Consolidated Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
34

PRIVACY NOTICE
The Fund collects non-public information about you from the following sources:
•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PN-1

Investment Adviser
Fulcrum Asset Management LLP
Marble Arch House
66 Seymour Street
London W1H 5BT
United Kingdom

Distributor
Quasar Distributors, LLC
111 K. Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004

Fulcrum Diversified Absolute Return Fund
You can find more information about the Fund in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.
The SAI and the Shareholder Reports will be available free of charge on the Fund’s website at www.fulcrumassetfunds.com. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund at 855‑538-5278 or by writing to:
Fulcrum Diversified Absolute Return Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.fulcrumassetfunds.com
Reports and other information about the Fund are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑21422.)

Fulcrum Diversified Absolute Return Fund

Super Institutional Class	FARYX
Institutional Class	FARIX
Advisor Class*	FARAX

* As of the date of this Statement of Additional Information, the Advisor Class is closed and holds no assets, but may accept new investments in the future.

STATEMENT OF ADDITIONAL INFORMATION
October 31, 2020

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

855-538-5278

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated October 31, 2020, as may be revised, for Fulcrum Diversified Absolute Return Fund (the “Fund”). Fulcrum Asset Management LLP (the “Adviser”) is the Fund’s investment adviser. The Fund's financial statements for the fiscal period ended June 30, 2020, are incorporated herein by reference to the Fund's annual report. A copy of the Prospectus and/or the Fund's annual report may be obtained by contacting the Fund at the address or telephone number above or by visiting the Fund’s website at www.fulcrumassetfunds.com.

THE TRUST
Trust for Advised Portfolios (the “Trust”) is a Delaware statutory trust organized under the laws of the State of Delaware on August 28, 2003, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Between August 28, 2003 and May 31, 2005 the Trust was named “Lotsoff Capital Management Equity Trust.” Between June 1, 2005 and November 30, 2011 the Trust was named “Lotsoff Capital Management Investment Trust.” Between December 1, 2011 and January 30, 2013 the Trust was named Ziegler Lotsoff Capital Management Investment Trust.” Between January 31, 2013 and January 29, 2014 the Trust was named “Ziegler Capital Management Investment Trust.”
The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, no par value per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Fulcrum Diversified Absolute Return Fund.
Registration with the SEC does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
INVESTMENT POLICIES
The discussion below supplements information contained in the Fund’s Prospectus as to the investment policies and risks of the Fund.
Investment in the Subsidiary
The Fund may invest up to 25% of its assets in a wholly-owned and controlled Cayman Islands subsidiary (“Subsidiary”). It is expected that the Subsidiary will invest primarily in commodity futures and options and other commodity-linked derivative instruments. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities and structured notes, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through its Subsidiary. For that reason, and for the sake of convenience, references in this SAI to the Fund may also include the Subsidiary. The Subsidiary’s key financial information is presented with that of the Fund in the form of consolidated financial statements included in the Fund’s annual and semi-annual reports to shareholders. Copies of the reports are provided without charge upon request.
The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples and Calder, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors consisting of three directors, one of which is not an interested person of the Subsidiary and the Fund, and therefore, is an independent director.
The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the Adviser a management fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. As a result, the Fund's investment in the Subsidiary will not result in the Fund paying duplicative management fees. The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives, which are specific to the Subsidiary and its operations and not duplicative of services provided to the Fund. The Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund’s assets. Please refer to the section in this SAI titled “Distributions and Tax Information” for information about certain tax aspects of the Fund’s investment in the Subsidiary.

The Subsidiary is not registered as an investment company under the 1940 Act, and as a result, the Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. As noted elsewhere in this SAI, however, the Subsidiary has agreed to be subject to certain provisions of the 1940 Act that further investor protection. Most notably, the Subsidiary has agreed to comply with the 1940 Act's restrictions under Section 17 related to custody and Section 18 related to leverage and borrowing. In addition, because the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are each managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or the Fund's shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Fund) and will follow substantially the same compliance policies and procedures as the Fund to the extent they are applicable to the activities of the Subsidiary.
The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps). The Subsidiary and the Fund are considered commodity pools by the CFTC subject to compliance with applicable provisions of the Commodity Exchange Act and CFTC regulations, and the Adviser is subject to CFTC regulation as the commodity pool operator (the “CPO”) of the Subsidiary and Fund. As a result, the Fund is subject to regulation by both the SEC and the CFTC, which could increase compliance costs of the Subsidiary and the Fund. The Adviser relies on the “substituted compliance” regulatory scheme, whereby compliance with certain SEC rules will result in deemed compliance with certain CFTC rules with respect to disclosure and reporting requirements. As a result, the Adviser’s, Fund’s, and Subsidiary’s newly required compliance with applicable CEA provisions and CFTC regulations has not, to date, materially adversely affected the operation or financial performance of the Fund and the Subsidiary. However, the CFTC’s regulation of registered investment companies is still a developing area of regulation, and as such, the Fund is subject to the risk that new regulations adopted by the CFTC in the future may adversely affect the operations and financial performance of the Fund and the Subsidiary and ultimately, the ability of each to achieve their respective investment objectives. If the Fund or the Subsidiary was to experience difficulty in implementing their respective investment strategies or achieving their respective investment objectives, the Board may determine to reorganize or close the Fund and/or the Subsidiary or to materially change the Fund’s investment objective and strategies.
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this SAI and could negatively affect the Fund and their shareholders. For example, the Cayman Islands do not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Diversification
The Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below:
Arbitrage
Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.
Commodities
Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Counterparty
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or insolvent or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the bankruptcy or insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty, and may not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery, or no recovery, in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation.
Credit
Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.
Derivatives
Some of the instruments in which the Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include futures contracts, forward interest rate contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivative instruments may expose the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument.
Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Use of derivatives and other forms of leverage by the Fund may require the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Certain derivatives may create a risk of loss greater than the amount invested.
Forward Contracts. The Fund may invest in forward contracts for investment or hedging purposes. A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.
The Fund may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed. Under definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards are regulated as swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared. These changes are expected to reduce counterparty/credit risk as compared to bi-laterally negotiated contracts.
Open positions in forwards will be covered by the segregation or “earmarking” of assets determined to be liquid, and are marked to market daily, if required by the 1940 Act.
Futures Contracts. The Fund may purchase interest rate and Treasury futures contracts (“financial futures”). Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Financial futures are typically cash settled or alternatively, may be physically settled on occasion.
There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select the Fund’s fixed income investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which the Fund invests. There is also a risk that the Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to the Fund. It is possible for a price-related loss to exceed the amount of the Fund’s margin deposit.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. The Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when the Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that the Fund will be able to enter into closing transactions.
The Fund may enter into futures contracts on other underlying assets or indexes, including physical commodities and indexes of physical commodities.
At any time prior to expiration of a futures contract, the Fund may seek to close the position by taking an opposite position which would typically operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.
When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the custodian).
With respect to futures contracts that are not legally required to cash settle, the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the notional value of the futures contract. With respect to futures that are required to cash settle, however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.
Interest Rate or Financial Futures Contracts. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.
The sale of an interest rate or financial futures contract by the Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by the Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.
The exchange typically guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts may be traded in an auction environment on the floor of an exchange, such as the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on various international exchanges. Engaging in futures contracts on international exchanges may involve additional risks, including varying regulatory standards and supervision, fewer laws to protect investors, greater counterparty risk, greater transaction costs, greater volatility, and less liquidity, which could make it difficult for the fund to transact.
Interest Rate and Total Return Swap Agreements. The Fund may purchase interest rate swaps which are typically subject to exchange trading and clearing requirements. The Fund may use interest rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Fund experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. For temporary, defensive purposes only, the Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as a fixed income security, a combination of securities, or an index). The value of the Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price. The Fund’s ability to engage in certain swap transactions may be limited by tax considerations.
The Fund’s ability to realize a profit from over-the-counter transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to the Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Over-the-counter swaps carry counterparty risks that cannot be fully anticipated. Also, because, in some cases, swap transactions involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the Fund.
The Fund may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net  amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid. A Fund’s swap agreements will be segregated in order to ensure that that Fund has assets available to satisfy its obligations under a swap agreement.
Credit Default Swaps. The Fund may purchase credit default swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.
The Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.
Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. While certain types of credit default swaps are subject to clearing requirements, each party to an over-the-counter credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.
A protection buyer may lose its investment and recover nothing should an event of default not occur. The Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.
The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other, and the Fund may need to post collateral to a clearinghouse for cleared credit default swaps. If the Fund posts initial or periodic collateral to a counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.
The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. However, such segregation or “earmarking” will not limit the Fund’s exposure to loss.
Emerging Markets
The Fund may also invest in developing or emerging market securities. The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.
Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.
Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Convertible Securities. The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.
Initial Public Offerings. The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Rights and Warrants. The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Exchange Traded Notes ("ETNs")
The Fund may gain exposure to the commodities markets through investments in ETNs, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument, such as a commodities based index, may not replicate the performance of the reference instrument.
Foreign Investments
The Fund may make investments in securities of non-U.S. issuers (“foreign securities”). Such securities include Depositary Receipts (“DRs”), which are American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of DRs. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.
ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Investments in foreign securities involve certain inherent risks, including the following:
Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR’s underlying portfolio securities denominated in that currency. Such changes will affect the Fund to the extent that the Fund is invested in ADRs comprised of foreign securities.
Foreign Taxes. The interest and dividends payable to the Fund on certain of the Fund’s foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to Fund shareholders. The Fund may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.
Hedging Transactions
The Adviser employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.
Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Private Investments
Private Placement and Restricted Securities. The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.
While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.
Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.
Redeemable Securities. Certain securities held by the Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
Hybrid Securities
The Fund may acquire hybrid securities. A third party may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants to receive a payment based on whether the price of a common stock surpasses a certain exercise price. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is the sum of the values of its income-producing component and its equity component.
Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.
Investment in Other Investment Companies
As with other investments, investments in other investment companies, including exchange traded funds (“ETFs”), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.
The Fund may also invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Management
If the Fund’s investment committee members make poor investment decisions, it will negatively affect the Fund’s investment performance.
Momentum Style
Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer.
Mortgage-Backed Securities
The Fund may invest in securities that directly or indirectly represent participations in, or are collateralized by, payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”).
Mortgage-Backed Securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”). Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mae,” or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).
Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Until 2008, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. In September 2008, at the direction of the U.S. Department of the Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”). The U.S. Government also took steps to provide additional financial support to FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful.
Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
Municipal Securities
The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).
Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.
Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.
Shareholders should note that, although interest paid on municipal securities is generally exempt from regular federal income tax, the Fund does not anticipate holding municipal securities or shares of other regulated investment companies in sufficient quantities to qualify to pay exempt-interest dividends. As a result, distributions by the Fund to its shareholders are expected to be treated for federal income tax purposes as ordinary dividends without regard to the character in the hands of the Fund of any interest that it receives on municipal securities.
Short Sales
The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

Real Estate Investment Trusts
A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets certain definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.
REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for the favorable U.S. federal income tax status generally available to REITs under the Code or to maintain exemption from the 1940 Act.
When the Fund invests in REITs, it is subject to risks principally associated with investing in real estate: (1) possible declines in the value of real estate, (2) adverse general and local economic conditions, (3) possible lack of availability of mortgage funds, (4) changes in interest rates, and (5) environmental problems. In addition, real estate investment trusts are subject to other risks related specifically to their structure and focus: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) duplicative fees; and in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.
Short-Term, Temporary, and Cash Investments
In response to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest, without limitation, in high quality fixed income securities, money market instruments, and money market mutual funds, cash or prime quality cash equivalents, in such amounts as the Adviser deems appropriate under the circumstances, including when the Adviser believes the Fund needs to retain cash. During such times, the Fund may not achieve its investment objectives.
The Fund may invest in any of the following securities and instruments:
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Securities” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
Commercial Paper, Short Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s (“S&P”), “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.
Borrowing
Though the Fund does not currently intend to borrow money, the Fund is authorized to borrow money from banks from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33-1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Cyber Security
Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such portfolio companies to lose value.
INVESTMENT RESTRICTIONS
Fundamental Investment Policies
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.
The Fund’s fundamental policies are as follows:
(1)The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(2)The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3)The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4)The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5)The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6)The Fund may purchase or sell commodities or contracts related to commodities in compliance with any applicable provisions of the federal securities or commodities laws.
(7)The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)
(8)With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)
Additional Information about Fundamental Investment Policies
The following provides additional information about the Fund’s fundamental investment policies. This information does not form part of the Fund’s fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes the income justifies the attendant risks. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (5) above will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Funds may rely upon available industry classifications. The Fund will consider both the borrower and the institution selling a loan participation as an issuer for purposes of the Fund’s concentration policy.
The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice. In complying with its fundamental and non-fundamental investment restrictions, the Fund will aggregate its direct investments with its Subsidiary’s investments when testing for compliance with each investment restriction of the Fund.
Non-Fundamental Investment Policies
The Fund observes the following policy, which is not deemed fundamental and may be changed without shareholder approval. The Fund may not invest in any issuer for purposes of exercising control or management.
PORTFOLIO TURNOVER
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates.
Following are the portfolio turnover rates for the fiscal periods indicated below:

Fiscal year ended June 30, 2020	Fiscal year ended June 30, 2019
88%	81%
PORTFOLIO HOLDINGS POLICY
The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and as an exhibit to its reports on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
Portfolio holdings information posted on the Fund’s website may be provided separately to any person, commencing on the day after it is first published on the Fund’s website. Shareholders can access the Fund’s website at www.fulcrumassetfunds.com for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings.
Pursuant to the Trust’s portfolio holdings disclosure policies, non-public information about the Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Fund, such persons are required to maintain the confidentiality of the information disclosed and have a duty not to trade on non-public information. Examples of disclosure by the Trust include instances in which:
The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;
•The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”) and the Trust’s Board of Trustees, attorneys, auditors or independent registered public accounting firm;

•The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
•The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.
Certain of the persons listed above receive information about the Fund’s portfolio holdings on an ongoing basis without lag as part of the normal investment activities of the Fund. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: Fund Services; the Trust’s Board; and the Trust’s attorneys and independent registered public accounting firm (Morgan, Lewis & Bockius LLP and BBD, LLP, respectively), all of which typically receive such information after it is generated. In no event shall the Adviser, its affiliates or employees, the Funds, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s holdings.
Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy on Disclosure of Portfolio Holdings.
The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, the distributor (defined below) or any affiliated person of the Fund. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.
MANAGEMENT
The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser and the Trust’s administrator, custodian and transfer agent, each as discussed below. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their ages, birth dates, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3)Held During Past 5 Years by Trustee
Independent Trustees(4)
John C. Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Insurance Acquisition Corp., Director (February 2019 to present); Founder and Managing Partner of Bent Gate Advisors, LLC (2009 to 2012).	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 to 2016)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3)Held During Past 5 Years by Trustee
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 to 2014).	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020).	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 - 2018)
(1)Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.
(2)The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
(4)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that, until March 31, 2020, he was an interested person of Quasar Distributors, LLC, the Trust’s distributor.

Additional Information Concerning the Board of Trustees
Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.
The Trust does not have a lead independent trustee. The Chairman of the Board is an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.
Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Fund and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.
The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Fund as it meets periodically with the auditors of the Fund. The Board also meets quarterly with the Fund’s chief compliance officer.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
Trust Committees
The Trust has three standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), the Governance and Nominating Committee (the “Nominating Committee”), and the Valuation Committee.
The Audit Committee, comprised entirely of the Independent Trustees, is chaired by Mr.Chrystal. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. In its role as the QLCC, its function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. During the fiscal year ended June 30, 2020, the Audit Committee met two times in regards to the Fund.
The Nominating Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. During the fiscal year ended June 30, 2020, the Nominating Committee met one time in regards to the Fund.
The Board has delegated day-to-day valuation matters to a Valuation Committee that is comprised of the Trust’s President, Treasurer and Assistant Treasurers and is overseen by the Trustees. The function of the Valuation Committee is to review each investment adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by each adviser, and the Valuation Committee gathers and reviews Fair Valuation Forms that are completed by an adviser to support its determinations, and which are subsequently reviewed and ratified by the Board. During the fiscal year ended June 30, 2020, the Valuation Committee met twelve times in regards to the Fund.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and investment committee members as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
John C. Chrystal’s experience as a partner of an investment management firm, and his experience as a partner of a consulting firm advising financial institutions, has provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way.
Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities. As a trustee, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights.
Harry E. Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used by Funds in the Trust that will be useful to the Board in their analysis and oversight of the Funds.
Brian S. Ferrie’s experience in finance and compliance in the mutual fund industry gives him a strong understanding of the regulatory requirements of operating a mutual fund. He also understands the complex nature of the financial requirements, both from a regulatory and operational perspective, of managing a mutual fund. Mr. Ferrie’s background and experience provide a unique perspective to the Board.
Wan-Chong Kung’s experience managing fixed income mutual funds, with specific experience in commodities provides a diverse point-of-view for the Board. Ms. Kung also has unique experience in education as she advises student-managed bond and equity funds.
Christopher E. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bank Global Fund Services, and he brings more than 18 years of mutual fund and investment management experience, which makes him a valuable resource to the Board as they contemplate various fund and shareholder servicing needs.
Each of the Trustees takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Resis, Ferrie, Kashmerick, and Ms. Kung should serve as a trustee.
Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Fund as of the calendar year ended December 31, 2019.
As of December 31, 2019, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, as defined below, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.
Compensation
Set forth below is the compensation received by the Independent Trustees from the Fund for the fiscal year ended June 30, 2020. The Independent Trustees receive an annual retainer of $43,000 per year and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings allocated among each of the various portfolios comprising the Trust. The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Name of Independent Trustee
John C. Chrystal	$3,615	None	None	$3,615
Albert J. DiUlio, S.J.	$3,615	None	None	$3,615
Harry E. Resis	$3,615	None	None	$3,615
Brian S. Ferrie (2)	$904	None	None	$904
Wan-Chong Kung (2)	$904	None	None	$904
Name of Interested Trustee
Christopher E. Kashmerick	$0	None	None	$0
(1)There are currently multiple portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund. For the fiscal year ended June 30, 2020, aggregate Independent Trustees’ fees paid by the Trust were in the amount of $141,000.
(2)Trustees Mr. Ferrie and Ms. Kung were elected to the Board on June 26, 2020.
CODES OF ETHICS
The Trust and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund.
PROXY VOTING POLICIES AND PROCEDURES
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
A copy of the Adviser’s policies and procedures used to determine how to vote proxies related to portfolio securities can be found in Appendix B.
The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 855-538-5278 and on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding securities. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.
As of September 30, 2020 the following shareholders were considered to be principal shareholders.

Super Institutional Class

Name and Address	% Ownership	Type of Ownership
Capinco c/o US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	51.69%	Record
MAC & CO Attn: Mutual Funds Operations 500 Grant St. Room 151-1010 Pittsburgh, PA 15219-2502	18.85%	Record
National Financial Services LLC 200 Liberty St New York, NY 10281-1003	16.79%	Record
Charles Schwab & Co, Inc. 211 Main St San Francisco, CA 94105-1905	12.12%	Record
Institutional Class

Name and Address	% Ownership	Type of Ownership
Gavyn Davies c/o Fulcrum Asset Management LP Marble Arch House 66 Seymour St London W1H 5BT	92.16%	Beneficial
As of September 30, 2020, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of the Fund.
THE FUND’S INVESTMENT ADVISER
Fulcrum Asset Management LLP, Marble Arch House, 66 Seymour Street, London W1H 5BT United Kingdom, acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Andrew Stevens and Gavyn Davies each own 40% of the Adviser, with the remaining 20% owned by a group of employees of the Adviser.
In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and payable monthly, based on a rate equal to 0.90% of the Fund’s average daily net assets.
The following tables describe the advisory fees paid to the Adviser by the Fund during the periods indicated.

	Advisory Fees Accrued	Advisory Fees Waived	Net Advisory Fees Paid
Fiscal year ended June 30, 2020	$1,653,459	($181,991)	$1,471,468
Fiscal year ended June 30, 2019	$1,651,096	($200,582)	$1,450,514
Fiscal year ended June 30, 2018	$1,599,005	($230,181)	$1,368,824
After its initial terms, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

In addition to the management fees payable to the Adviser, the Fund is responsible for its own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or administrator; insurance premiums on property or personnel of the Fund which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Fund or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.
Though the Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary in order to limit the total annual Fund operating expenses to 1.05%, 1.05% and 1.30% of average daily net assets of the Super Institutional Class, Institutional Class and Advisor Class shares, respectively (excluding shareholder servicing fees, acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses). If any excluded expenses are incurred, the Fund’s total annual operating expenses will be higher than the Expense Caps. Any such waivers made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation are subject to recoupment by the Adviser from the Fund, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund within three years from the date they were waived or paid, subject to the Expense Caps at the time of waiver/payment or the Expense Caps at the time of recoupment, whichever is lower. Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.
INVESTMENT COMMITTEE
Investment Committee
The Adviser has established an Investment Committee (the “Committee”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Committee currently is comprised of Gavyn Davies, Andrew Stevens, Suhail Shaikh, CFA, Andrew Bevan, PhD, and Nabeel Abdoula, CFA. In addition to the Fund, the Committee managed the following other accounts for the Adviser as of June 30, 2020:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts for which Advisory Fee is Based on Performance	Total Assets in Accounts for which Advisory Fee is Based on Performance
Registered Investment Companies	1	$168,627,924	NA	NA
Other Pooled Investment Vehicles	15	$3,043,315,700	4	$236,653,135
Other Accounts	6	$1,195,545,359	1	$87,806,634

Material Conflicts of Interest.
The Adviser has a conflicts of interest policy and maintains a register of any potential conflicts which is reviewed on a regular basis. To date it has not identified any of material concern that should be particularly highlighted.
The Adviser has substantial incentives to see that the assets of the Fund appreciate in value, and merely because an actual or potential conflict of interest exists does not mean that it will be acted upon to the detriment of the Fund.
Certain inherent conflicts of interest arise from the fact that Adviser will provide investment management services to the Fund and may, in the future, carry on investment activities for other clients, including other investment funds and client accounts in which the Fund will not have any interest (such other clients, funds and accounts, "Other Accounts"). The respective investment programs of the Fund and Other Accounts may or may not be substantially similar. The Adviser may give advice and recommend securities to Other Accounts which may differ from advice given to, or securities recommended or bought for the Fund, even though their investment objectives may be the same or similar. The Adviser will devote as much of their time to the activities of the Fund as it deems necessary and appropriate. The Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the partners of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund.
The Adviser furthermore recognizes that conflicts of interest may arise as the result of its investment activities. For instance, from time to time, directors, officers, employees or their related persons (collectively referred to as "Employees") of the Adviser may wish to engage directly or indirectly in a personal investment in securities that the Adviser has bought or sold on behalf of clients. The Firm maintains a personal account dealing policy and asks staff to sign quarterly declarations to confirm that they have acted in accordance with the policy and disclosed all personal account dealing accounts.
Other present and future activities of the Adviser may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner. To address potential conflicts of interest, the Adviser has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, the Investment Adviser has adopted a Code of Ethics that recognizes the Adviser's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.
The foregoing does not purport to be a complete list of all potential conflicts of interest involved in an investment in the Fund.
Compensation.
All members of the Advisers staff are compensated based on a salary and discretionary annual bonus. The latter is based on performance of the firm and the individual over a calendar year. Annual reviews and business plans are prepared for each business unit and individual. Success against this business plan is evaluated as part of the review process; this is an important determinant of year end compensation.
Fulcrum has a deferral program in place relating to bonus compensation for key partners and employees. This deferral will vest over a three year period and there will be suitable alignments of contracts through investment in internally managed funds.
Key members of the portfolio management team (including research) and business teams own equity in the firm. In aggregate, 20% of the total equity will ultimately be allocated to non-founder members of the team; approximately two thirds of this has been allocated to date.

As of June 30, 2020
Investment Committee Member	Dollar Range of Equity Securities Beneficially Owned in the Fund
Gavyn Davies	Over $1,000,000
Andrew Stevens	None
Suhail Shaikh	None
Andrew Bevan	None
Nabeel Abdoula	None
OTHER SERVICE PROVIDERS
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bank Global Fund Services, (“Global Fund Services”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator and fund accountant to the Fund. Global Fund Services provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, Global Fund Services will receive a portion of fees from the Funds as part of a bundled-fee agreement for services performed as administrator and fund accountant and separately as the transfer agent and dividend disbursing agent. Additionally, Global Fund Services provides Chief Compliance Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Fund and approved by the Board annually.
The following table describes the fee paid by the Fund to Global Fund Services during the periods indicated.

Administration Fees
Fiscal year ended June 30, 2020	$227,361
Fiscal year ended June 30, 2019	$222,560
Fiscal year ended June 30, 2018	$224,651
Custodian
Pursuant to a custody agreement between the Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Global Fund Services do not participate in decisions relating to the purchase and sale of securities by the Fund. Global Fund Services, the Custodian, and the Transfer Agent are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest. The Subsidiary’s custodian is the same as the Fund’s custodian.

Independent Registered Public Accounting Firm
BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.
Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.
Maples and Calder, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, serves as legal counsel to the Subsidiary.
EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. The Adviser does not engage in soft dollar arrangements with any broker dealers.
Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The following table describes the brokerage commissions paid by the Fund during the periods indicated.

Brokerage Commissions
Fiscal year ended June 30, 2020	$142,758
Fiscal year ended June 30, 2019	$94,937
Fiscal year ended June 30, 2018	$110,238
GENERAL INFORMATION
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.
With respect to the Fund, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Fund offers three share classes – Super Institutional Class, Institutional Class and Advisor Class shares.
The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.
The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.
The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.
Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Buy Shares
You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.
The public offering price of Fund shares is the NAV per share. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to Fulcrum Diversified Absolute Return Fund. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.
The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. As authorized by SEC rules, the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, the Fund and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.
Redemptions In-Kind
The Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.
In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.
DETERMINATION OF SHARE PRICE
The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
NAV is calculated by adding the value of all securities and other assets attributable to the Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Fund (including accrued expenses).
Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s Adviser with oversight by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Adviser considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.
The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
An option that is written or purchased by the Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Fund’s Adviser with oversight by the Trust’s Valuation Committee.
All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.
DISTRIBUTIONS AND TAX INFORMATION
Distributions
Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.
Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.
Tax Information
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s prospectus is not intended as a substitute for careful tax planning.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Qualification as a Regulated Investment Company. The Fund has elected, and intends to qualify each year, to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
Certain of the Fund’s investments when made directly (including commodity-related investments and certain other non-security based derivatives) may generate income that is not qualifying income for purposes of the 90% test described above. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of applicable Code regulations, and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
To the extent the Fund directly invests in commodity-linked derivative instruments and other similar instruments it may be subject to the risk that such instruments will not generate qualifying income and may compromise the Fund’s ability to qualify as a RIC. The Fund may be unable to determine the percentage of qualifying income it has derived for a taxable year until after year-end, may generate more non-qualifying income than anticipated or may be unable to generate qualifying income in a particular taxable year at levels sufficient to limit its non-qualifying income to 10% of its gross income. If the Fund were to fail to meet the qualifying income test for qualification as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, unless certain relief provisions are available (which would generally require the Fund to pay certain Fund-level taxes). In addition, the Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained, in an effort to meet the 90% qualifying income test described above.

As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends-paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that distributions will be sufficient to eliminate all taxes.
If, for any taxable year, the Fund were to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the corporate tax rate and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Fund may cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.
Federal Excise Tax. The Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year, and (iii) any retained amount from the prior calendar year on which the Fund or shareholders paid no federal income tax. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.
Distributions of net investment income, including distributions of net short-term capital gains are taxable to shareholders as ordinary income or, for non-corporate shareholders, as qualified dividend income. Distributions from the Fund’s net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. In general, to the extent that the Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to shareholders’ investments in the Fund and to the Fund’s investments in underlying dividend-paying stocks. Distributions received by the Fund from another RIC will be treated as qualified dividend income only to the extent so reported by such other RIC. Certain of the Fund’s investment strategy may limit its ability to report distributions eligible to be treated as qualified dividend income.
Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporate shareholders of the Fund.
There is no requirement that the Fund take into consideration any tax implications when implementing its investment strategy. If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.
A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. This is known as “buying a dividend” and should be avoided by taxable investors.
A dividend or other distribution by the Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Distributions are includable in alternative minimum taxable income for non-corporate shareholders in computing such shareholder’s liability for the alternative minimum tax. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.
The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
Sales or Redemptions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.
A shareholder may recognize a taxable gain or loss on a redemption of Fund shares. Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is first-in, first-out (“FIFO”). A shareholder may elect, on an account-by-account basis, to use a method other than FIFO by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the FIFO method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying Fund’s default method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Any security or other position entered into or held by the Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.
Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of their taxable year generally will be required to be “marked-to-market” for federal income tax purposes and deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (“CFC”) and that, under the CFC rules, the Fund will be treated as a “United States shareholder” of the Subsidiary. As a “United States shareholder” of the Subsidiary, the Fund will be required to include in its gross income the Subsidiary’s “Subpart F income” (described below) regardless of whether corresponding cash amounts are distributed to the Fund in a given year. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The “Subpart F income” of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund for purposes of the 90% test described above to the extent that such income is derived with respect to such Fund’s business of investing in stock, securities or currencies.
In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the CFC by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Code) 10% or more of the total combined voting power of all classes of voting stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation that is a CFC for an uninterrupted period of thirty (30) days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.
A foreign corporation, such as the Subsidiary, is generally not subject to U.S. federal income taxation on a net income basis unless it is deemed to be engaged in a U.S. trade or business. A foreign corporation generally will not be treated as engaged in a U.S. trade or business if it only trades in stocks, securities and certain commodities through a resident broker, commission agent, custodian or other independent agent. The Fund expects that the Subsidiary will fall within this exception and therefore will not be subject to tax on a net income basis in the U.S. If, however, the Subsidiary were to engage in activities outside of the exception, then the Subsidiary might be subject to tax on its net income that is effectively connected with the conduct of a trade or business in the U.S.
The Subsidiary may be subject to a 30% withholding tax, even if it is not deemed to be engaged in a U.S. trade or business, if it realizes certain types of income from U.S. sources. The Fund does not expect the Subsidiary will earn income that will be subject to the 30% withholding tax.
If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. Amounts included in income each year by the Fund arising from a “qualified electing fund” election, will be “qualifying income” for purposes of the 90% test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.
Foreign Taxes. The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and, as described below, may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.
Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Fund will not pay any additional amounts in respect to any amounts withheld.
A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a

REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any federal, state, local or foreign taxation.
DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, located at 111 E. Kilbourn, Suite 2200, Milwaukee, Wisconsin 53202 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor, Fund Services, and Custodian are all affiliated companies. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
RULE 12b-1 DISTRIBUTION AND SERVICE PLAN
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 ("12b-1 Plan") under the 1940 Act under which the Fund’s Advisor Class shares pay the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Advisor Class. Amounts paid under the 12b-1 Plan, by the Fund, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Fund’s shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the 12b-1 Plan actually incurred in that year. In addition, payments to the Distributor under the 12b-1 Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor of periodic fees for services provided to shareholders of the Fund. The services provided by selected dealers pursuant to the 12b-1 Plan are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. The services provided by the administrators pursuant to the 12b-1 Plan are designed to provide support services to the Fund and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Fund and providing other services to the Fund as may be required.
Under the 12b-1 Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The 12b-1 Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the 12b-1

Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the 12b-1 Plan or any related agreement.
While there is no assurance that the expenditures of the Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the 12b-1 Plan.
Any material amendment to the 12b-1 Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The 12b-1 Plan may be terminated, with respect to a class or classes of the Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.
SHAREHOLDING SERVICING PLAN
Pursuant to a Shareholder Service Plan adopted by the Trust established by the Fund with respect to each share class of the Fund, the Adviser is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund (“Shareholder Servicing Activities”). Under the Shareholder Service Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Fund. Shareholder Servicing Fees are accrued daily, payments are calculated monthly and the Fund may make such payments monthly, at an annual rate of up to 0.10% and up to 0.15% of the average daily net assets of the Fund’s Institutional and Advisor Class shares respectively. In the event that payments to the Adviser during a fiscal year exceed the amounts expended (or accrued, in the case of payments to Service Organizations) during a fiscal year, the Adviser will promptly refund to the Fund any such excess amount.
Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Fund; (2) aggregating and processing orders involving the shares of the Fund; (3) processing dividend and other distribution payments from the Fund on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Fund; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Fund to shareholders; (7) assisting shareholders in changing the Fund’s records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.
The following table describes the shareholder servicing plan fees paid by the Fund during the periods indicated.

Shareholder Servicing Plan
Fiscal year ended June 30, 2020	$965
Fiscal year ended June 30, 2019	$1,687
Fiscal year ended June 30, 2018	$0
Sub-Accounting Service Fees
In addition to the fees that the Fund may pay to its Transfer Agent, the Board has authorized the Fund to pay service fees, at the annual rate of up to 0.15% of applicable average net assets or $20 per account, to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub‑administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Unless a fund has adopted a specific shareholder servicing plan which is broken out as a separate expense, a sub-accounting fee paid by the Fund is included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.
MARKETING AND SUPPORT PAYMENTS
The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:
Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.
ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
FINANCIAL STATEMENTS
The Fund’s annual report to shareholders for the fiscal year ended June 30, 2020, is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI. You can obtain the annual report without charge on the SEC’s website at www.sec.gov, upon written request, or request by telephone at 855-538-5278.

Appendix A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

    Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

    “R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

    “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

    “R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

    “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

    “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

    “R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

    “R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

    “R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

    “D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

    Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

    The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

    “AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

    “AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
    “A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

    “BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

    “B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

    “CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

    “D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Appendix B

Fulcrum Diversified Absolute Return Fund

Proxy Voting Policy

In accordance with Rule 206(4)-6 under the Advisers Act and the Stewardship Code, it is the policy of the Firm to vote all proxies in the best interests of its clients. The Compliance Officer is responsible for ensuring adherence to this policy.

The Firm has a commitment to evaluate and to vote proxy in what it believes is the best interests of its clients. The Firm will generally vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, on a case-by-case basis and in accordance with the following guidelines:
a.Support a current management initiative if the Firm’s view of the issuer’s management is favourable;
b.Vote to change the management structure of an issuer if it would increase shareholder value;
c.Vote against management if there is a clear conflict between the issuer’s management and shareholder interest;
d.In some cases, even if the Firm supports an issuer’s management, there may be some corporate governance issues that the Firm believes should be subject to shareholder approval; and/or
e.May abstain from voting proxies when it is determined that the cost of voting the proxy exceeds the expected benefit to our clients.
The investment committee members will receive all proxies and will determine how to vote each such proxy. On making a decision, the investment committee members will instruct the Compliance Officer on how to vote. It is the responsibility of the Compliance Officer to either vote the shares or to instruct the prime broker of the Firm’s voting decision in order to update the client’s proxy voting record. The Compliance Officer is to ensure that the voting of all proxies is done in a timely manner and to monitor the effectiveness of these policies.

The Compliance Officer will maintain the following records:
•A record of each proxy received (if it’s in e-mail form from the prime broker, a copy of the e-mail).
•A record of each proxy executed and the reason behind the voting decision if such decision was inconsistent with the general guidelines above.
•A record of each proxy abstained and the reason behind the abstention.
•All documents which were material to the voting decision including documents which were created by the investment committee members (e.g. spreadsheets).
•Written requests from an investor for information on how the Firm voted proxies and it’s response to any request (oral or written) from the investor for such proxy voting information.
•A written record of all disclosures, resolutions and determination of proxy vote arising from a conflict of interest.
The Compliance Officer will maintain such records for a period of 5 years, the first 2 years in the office and the additional 3 years in an easily accessible place.

B-1

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust dated August 28, 2003 was previously filed with the Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
	(2)	Certificate of Amendment to Certificate of Trust dated June 1, 2005 was previously filed with the Registration Statement on Form N-1A on June 24, 2005 and is incorporated herein by reference.
	(3)	Certificate of Amendment to Certificate of Trust dated December 1, 2011 was previously filed with the Registration Statement on Form N-1A on January 30, 2013 and is incorporated herein by reference.
	(4)	Certificate of Amendment to Certificate of Trust dated January 31, 2013 was previously filed with the Registration Statement on Form N-1A on November 26, 2014 and is incorporated herein by reference.
	(5)	Certificate of Amendment to Certificate of Trust dated January 13, 2014 was previously filed with the Registration Statement on Form N-1A on September 29, 2015 and is incorporated herein by reference.
	(6)	Agreement and Declaration of Trust dated August 26, 2003 was previously filed with the Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
	(7)	Agreement and Declaration of Trust as Amended and Restated dated August 14, 2020 - filed herewith.
(b)	Amended and Restated Bylaws dated August 14, 2020 - filed herewith.
(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated Bylaws.
(d)
Investment Advisory Agreement with Fulcrum Asset Management LLP dated July 17, 2015 was previously filed with the Trust’s Registration Statement on Form N-1A on July 27, 2015 and is incorporated herein by reference.

(e)
Distribution Agreement with Fulcrum Asset Management LLP dated May 27, 2015 was previously filed with the Trust’s Registration Statement on Form N-1A on July 27, 2015 and is incorporated herein by reference.

	(1)	Form of Novation Agreement to Distribution Agreement - filed herewith.
(f)	Bonus or Profit Sharing Contracts - not applicable.
(g)	Custody Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(1)
Amendment to Custody Agreement and Exhibit M for Fulcrum Diversified Absolute Return Fund dated November 27, 2018 - was previously filed with the Trust's Registration Statement on Form N-1A on October 30, 2019 and is incorporated herein by reference.

(2)
Private Investment Company Custodian Agreement between Fulcrum Diversified Absolute Return Cayman Fund Ltd, a Cayman Islands exempted company, and U.S. Bank National Association dated July 15, 2015 was previously filed with the Trust’s Registration Statement on Form N-1A on July 27, 2015 and is incorporated herein by reference.

(h)	Other Material Contracts
	(1)	Fund Administration Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Amendment to Fund Administration Servicing Agreement for Fulcrum Diversified Absolute Return Fund dated November 27, 2018 - was previously filed with the Trust's Registration Statement on Form N-1A on October 30, 2019 and is incorporated herein by reference.

(ii)
Addendum to Fund Administration Servicing Agreement between Trust and each series dated June 20, 2018 was previously filed with the Trust’s Registration Statement on Form N-1A on July 31, 2018 and is incorporated herein by reference.

(2) Fund Accounting Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Amendment to Fund Accounting Servicing Agreement for Fulcrum Diversified Absolute Return Fund dated November 27, 2018 - was previously filed with the Trust's Registration Statement on Form N-1A on October 30, 2019 and is incorporated herein by reference.

(3) Transfer Agent Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Amendment to Transfer Agent Servicing Agreement for Fulcrum Diversified Absolute Return Fund dated November 27, 2018 - was previously filed with the Trust's Registration Statement on Form N-1A on October 30, 2019 and is incorporated herein by reference.

(4)
Shareholder Servicing Plan for Fulcrum Diversified Absolute Return Fund dated May 27, 2015 was previously filed with the Trust’s Registration Statement on Form N-1A on July 29, 2015 and is incorporated herein by reference.

(i)
Shareholder Services Agreement amended for Fulcrum Diversified Absolute Return Fund dated August 16-17, 2016 was previously filed with the Trust’s Registration Statement on Form N-1A on October 31, 2016 and is incorporated herein by reference.

(5)
Operating Expenses Limitation Agreement for Fulcrum Diversified Absolute Return Fund dated July 17, 2015 was previously filed with the Trust’s Registration Statement on Form N-1A on July 27, 2015 and is incorporated herein by reference.

(i)
Operating Expenses Limitation Agreement amended and restated for Fulcrum Diversified Absolute Return Fund dated October 31, 2016 was previously filed with the Trust’s Registration Statement on Form N‑1A on October 31, 2016 and is incorporated herein by reference.

(6) (i) Fulcrum Subsidiary Fee Waiver Agreement dated July 20, 2015 was previously filed with the Trust’s Registration Statement on Form N-1A on July 27, 2015 and is incorporated herein by reference.
(ii)
Investment Management Agreement between Fulcrum Diversified Absolute Return Cayman Fund Ltd and Fulcrum Asset Management LLP dated July 18, 2015 was previously filed with the Trust’s Registration Statement on Form N-1A on July 27, 2015 and is incorporated herein by reference.

(7)
Power of Attorney for John Chrystal, Albert J. DiUlio, S.J., Harry E. Resis, Brian S. Ferrie, Wan-Chong Kung, and Christopher E. Kashmerick dated July 27, 2020 was previously filed with the Registration Statement on Form N‑1A on July 29, 2020 and is incorporated herein by reference.

(i)	Legal Opinion dated July 27, 2015 was previously filed with the Trust’s Registration Statement on Form N-1A on July 27, 2015 and is incorporated herein by reference.
(j)	Consent of Independent Registered Public Accounting Firm - filed herewith.
(k)	Omitted Financial Statements - not applicable.
(l)	Form of Subscription Agreement was previously filed with the Trust’s Registration Statement on August 29, 2003 and is incorporated herein by reference.
(m)	Rule 12b-1 Plan for Fulcrum Diversified Absolute Return Fund was previously filed with the Trust’s Registration Statement on Form N-1A on July 27, 2015 and is incorporated herein by reference.
(n)	Rule 18f-3 Plan for Fulcrum Diversified Absolute Return Fund was previously filed with the Trust’s Registration Statement on Form N-1A on July 27, 2015 and is incorporated herein by reference.
(o)	Reserved.

(p)	(1)
Code of Ethics for the Registrant dated February 2014, as amended February 2017, was previously filed with the Trust’s Registration Statement on Form N-1A on March 20, 2017 and is incorporated herein by reference.

	(2)	Code of Ethics for the Adviser Fulcrum Asset Management LLP dated May 2020 - filed herewith.
	(3)	Code of Ethics for Access Persons of Quasar Distributors, LLC - not applicable under Rule 17j-1(c)(3).

Item 29.	Persons Controlled by or under Common Control with Registrant
As of the date of this Registration Statement, the Registrant, through the Fulcrum Diversified Absolute Return Fund, owned 100% of Fulcrum Diversified Absolute Return Cayman Fund Ltd. The Fulcrum Diversified Absolute Return Cayman Fund Ltd. is an exempted company organized under Cayman Islands law.

Item 30.	Indemnification
Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.
Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”
With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.

Item 31.	Business and Other Connections of Investment Adviser
With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-72206), dated February 10, 2020. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.	Principal Underwriters
(a)    Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.Aasgard Small & Mid Cap Fund, Series of Advisors Series Trust
2.American Trust Allegiance Fund, Series of Advisors Series Trust
3.Capital Advisors Growth Fund, Series of Advisors Series Trust
4.Chase Growth Fund, Series of Advisors Series Trust
5.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
6.Edgar Lomax Value Fund, Series of Advisors Series Trust
7.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.Huber Capital Diversified Large Cap Value Fund, Series of Advisors Series Trust
10.Huber Capital Equity Income Fund, Series of Advisors Series Trust
11.Huber Capital Mid Cap Value Fund, Series of Advisors Series Trust
12.Huber Capital Small Cap Value Fund, Series of Advisors Series Trust
13.Logan Capital International Fund, Series of Advisors Series Trust
14.Logan Capital Large Cap Core Fund, Series of Advisors Series Trust
15.Logan Capital Large Cap Growth Fund , Series of Advisors Series Trust
16.Logan Capital Small Cap Growth Fund, Series of Advisors Series Trust
17.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
18.PIA BBB Bond Fund, Series of Advisors Series Trust
19.PIA High Yield Fund, Series of Advisors Series Trust
20.PIA High Yield Managed Account Completion Shares (MACS) Fund, Series of Advisors Series Trust
21.PIA MBS Bond Fund, Series of Advisors Series Trust
22.PIA Short-Term Securities Fund, Series of Advisors Series Trust
23.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
24.Poplar Forest Partners Fund, Series of Advisors Series Trust
25.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
26.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
27.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
28.Pzena Small Cap Value Fund, Series of Advisors Series Trust
29.Scharf Alpha Opportunity Fund, Series of Advisors Series Trust
30.Scharf Fund, Series of Advisors Series Trust
31.Scharf Global Opportunity Fund, Series of Advisors Series Trust
32.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
33.Semper MBS Total Return Fund, Series of Advisors Series Trust
34.Semper Short Duration Fund, Series of Advisors Series Trust
35.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
36.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
37.The Aegis Funds
38.Allied Asset Advisors Funds
39.Alpha Architect ETF Trust
40.Angel Oak Funds Trust
41.Barrett Opportunity Fund, Inc.
42.Bridges Investment Fund, Inc.
43.Brookfield Investment Funds
44.Buffalo Funds
45.Cushingâ Mutual Funds Trust
46.DoubleLine Funds Trust
47.Ecofin Tax-Advantaged Social Impact Fund, Inc. (f/k/a Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.)
48.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49.AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
50.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions

51.AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
52.The Acquirers Fund, Series of ETF Series Solutions
53.AI Powered International Equity ETF, Series of ETF Series Solutions
54.AlphaClone Alternative Alpha ETF, Series of ETF Series Solutions
55.AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
56.Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
57.Aptus Defined Risk ETF, Series of ETF Series Solutions
58.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
59.CBOE Vest S&P 500 Dividend Aristocrats Target Income ETF, Series of ETF Series Solutions
60.Change Finance Diversified Impact US Large Cap Fossil Fuel Free ETF, Series of ETF Series Solutions
61.ClearShares OCIO ETF, Series of ETF Series Solutions
62.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
63.Deep Value ETF, Series of ETF Series Solutions
64.Distillate US Fundamental Stability & Value ETF, Series of ETF Series Solutions
65.Hoya Capital Housing ETF, Series of ETF Series Solutions
66.LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
67.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
68.LHA Market State US Tactical ETF, Series of ETF Series Solutions
69.Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
70.Loncar China BioPharma ETF, Series of ETF Series Solutions
71.Nationwide Maximum Diversification Emerging Markets Core Equity ETF, Series of ETF Series Solutions
72.Nationwide Maximum Diversification US Core Equity ETF, Series of ETF Series Solutions
73.Nationwide Risk-Based International Equity ETF, Series of ETF Series Solutions
74.Nationwide Risk-Based US Equity ETF, Series of ETF Series Solutions
75.Nationwide Risk-Managed Income ETF, Series of ETF Series Solutions
76.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
77.Opus Small Cap Value ETF, Series of ETF Series Solutions
78.Premise Capital Diversified Tactical ETF, Series of ETF Series Solutions
79.US Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
80.US Global JETS ETF, Series of ETF Series Solutions
81.US Vegan Climate ETF, Series of ETF Series Solutions
82.Volshares Large Cap ETF, Series of ETF Series Solutions
83.First American Funds, Inc.
84.FundX Investment Trust
85.The Glenmede Fund, Inc.
86.The Glenmede Portfolios
87.The GoodHaven Funds Trust
88.Greenspring Fund, Incorporated
89.Harding, Loevner Funds, Inc.
90.Hennessy Funds Trust
91.Horizon Funds
92.Hotchkis & Wiley Funds
93.Intrepid Capital Management Funds Trust
94.Jacob Funds Inc.
95.The Jensen Quality Growth Fund Inc.
96.Kirr, Marbach Partners Funds, Inc.
97.AAF First Priority CLO Bond ETF, Series of Listed Funds Trust
98.Core Alternative ETF, Series of Listed Funds Trust
99.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
100.LKCM Funds
101.LoCorr Investment Trust
102.Lord Asset Management Trust
103.MainGate Trust
104.Manager Directed Portfolios
105.ATAC Rotation Fund, Series of Managed Portfolio Series

106.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
107.Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
108.Great Lakes Bond Fund, Series of Managed Portfolio Series
109.Great Lakes Disciplined Equity Fund, Series of Managed Portfolio Series
110.Great Lakes Large Cap Value Fund, Series of Managed Portfolio Series
111.Great Lakes Small Cap Opportunity Fund, Series of Managed Portfolio Series
112.Jackson Square All-Cap Growth Fund, Series of Managed Portfolio Series
113.Jackson Square Global Growth Fund, Series of Managed Portfolio Series
114.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
115.Jackson Square Select 20 Growth Fund, Series of Managed Portfolio Series
116.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
117.LK Balanced Fund, Series of Managed Portfolio Series
118.Muhlenkamp Fund, Series of Managed Portfolio Series
119.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
120.Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
121.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
122.Port Street Quality Growth Fund, Series of Managed Portfolio Series
123.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
124.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
125.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
126.Securian AM Managed Volatility Equity Fund, Series of Managed Portfolio Series
127.Securian AM Real Asset Income Fund, Series of Managed Portfolio Series
128.TorrayResolute Small/Mid Cap Growth Fund, Series of Managed Portfolio Series
129.Tortoise Digital Payments Infrastructure Fund, Series of Managed Portfolio Series
130.Tortoise Energy Evolution Fund, Series of Managed Portfolio Series
131.Tortoise Global Water ESG Fund, Series of Managed Portfolio Series
132.Tortoise MLP & Energy Income Fund, Series of Managed Portfolio Series
133.Tortoise MLP & Energy Infrastructure Fund, Series of Managed Portfolio Series
134.Tortoise MLP & Pipeline Fund, Series of Managed Portfolio Series
135.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
136.Matrix Advisors Funds Trust
137.Matrix Advisors Value Fund, Inc.
138.Monetta Trust
139.Nicholas Equity Income Fund, Inc.
140.Nicholas Fund, Inc.
141.Nicholas II, Inc.
142.Nicholas Limited Edition, Inc.
143.Permanent Portfolio Family of Funds
144.Perritt Funds, Inc.
145.Procure ETF Trust II
146.Professionally Managed Portfolios
147.Prospector Funds, Inc.
148.Provident Mutual Funds, Inc.
149.RBC Funds Trust
150.Abbey Capital Futures Strategy Fund, Series of RBB Fund, Inc.
151.Abbey Capital Multi-Asset Fund, Series of RBB Fund, Inc.
152.Adara Smaller Companies Fund, Series of RBB Fund, Inc.
153.Aquarius International Fund, Series of RBB Fund, Inc.
154.Bogle Small Cap Growth Fund, Series of RBB Fund, Inc.
155.Boston Partners All Cap Value Fund, Series of RBB Fund, Inc.
156.Boston Partners Emerging Markets Fund, Series of RBB Fund, Inc.
157.Boston Partners Emerging Markets Long/Short Fund, Series of RBB Fund, Inc.
158.Boston Partners Global Equity Advantage Fund, Series of RBB Fund, Inc.
159.Boston Partners Global Equity Fund, Series of RBB Fund, Inc.
160.Boston Partners Global Long/Short Fund, Series of RBB Fund, Inc.
161.Boston Partners Long/Short Equity Fund, Series of RBB Fund, Inc.

162.Boston Partners Long/Short Research Fund, Series of RBB Fund, Inc.
163.Boston Partners Small Cap Value II Fund, Series of RBB Fund, Inc.
164.Campbell Advantage Fund, Series of RBB Fund, Inc.
165.Campbell Systematic Macro Fund, Series of RBB Fund, Inc.
166.Free Market Fixed Income Fund, Series of RBB Fund, Inc.
167.Free Market International Equity Fund, Series of RBB Fund, Inc.
168.Free Market US Equity Fund, Series of RBB Fund, Inc.
169.Matson Money Fixed Income VI Portfolio, Series of RBB Fund, Inc.
170.Matson Money International Equity VI Portfolio, Series of RBB Fund, Inc.
171.Matson Money US Equity VI Portfolio, Series of RBB Fund, Inc.
172.MFAM Small-Cap Growth ETF, Series of RBB Fund, Inc.
173.Motley Fool 100 Index ETF, Series of RBB Fund, Inc.
174.Orinda Income Opportunities Fund, Series of RBB Fund, Inc.
175.SGI Conservative Fund, Series of RBB Fund, Inc.
176.SGI Global Equity Fund, Series of RBB Fund, Inc.
177.SGI Peak Growth Fund, Series of RBB Fund, Inc.
178.SGI Prudent Growth Fund, Series of RBB Fund, Inc.
179.SGI U.S. Large Cap Equity Fund, Series of RBB Fund, Inc.
180.SGI U.S. Large Cap Equity VI Portfolio, Series of RBB Fund, Inc.
181.SGI U.S. Small Cap Equity Fund, Series of RBB Fund, Inc.
182.WPG Partners Small/Micro Cap Value Fund, Series of RBB Fund, Inc.
183.Series Portfolios Trust
184.Thompson IM Funds, Inc.
185.TIGERSHARES Trust
186.TrimTabs ETF Trust
187.Trust for Advised Portfolios
188.Barrett Growth Fund, Series of Trust for Professional Managers
189.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
190.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
191.Convergence Long/Short Equity Fund, Series of Trust for Professional Managers
192.Convergence Market Neutral Fund, Series of Trust for Professional Managers
193.CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
194.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
195.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
196.Jensen Quality Value Fund, Series of Trust for Professional Managers
197.Marketfield Fund, Series of Trust for Professional Managers
198.Rockefeller Core Taxable Bond Fund, Series of Trust for Professional Managers
199.Rockefeller Equity Allocation Fund, Series of Trust for Professional Managers
200.Rockefeller Intermediate Tax Exempt National Bond Fund, Series of Trust for Professional     Managers
201.Rockefeller Intermediate Tax Exempt New York Bond Fund, Series of Trust for Professional Managers
202.Snow Capital Long/Short Opportunity Fund, Series of Trust for Professional Managers
203.Snow Capital Small Cap Value Fund, Series of Trust for Professional Managers
204.Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
205.USCA Fund Trust
206.USQ Core Real Estate Fund
207.Wall Street EMN Funds Trust
208.Wisconsin Capital Funds, Inc.
209.YCG Funds

(b)    The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202. To the best of Registrant’s knowledge, the following are the Officers and Manager of the Distributor, the Registrant’s underwriter.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, |Milwaukee, WI 53202	Vice President and Co-Chief Compliance Officer	None
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Co-Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
    (c)    Not applicable.

Item 33.	Location of Accounts and Records
    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	Fulcrum Asset Management LLP Marble Arch House 66 Seymour Street London W1H 5BT United Kingdom
Registrant’s Distributor	Quasar Distributors, LLC 111 E. Kilbourn Ave., Suite 2200 Milwaukee, WI 53202

Item 34.	Management Services
Not applicable.

Item 35.	Undertakings
The Registrant undertakes that its subsidiary, Fulcrum Diversified Absolute Return Cayman Fund Ltd, will submit to inspection by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that this Post‑Effective Amendment No. 194 to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) and has duly caused this Post-Effective Amendment No. 194 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of October, 2020.

Trust for Advised Portfolios

By: /s/ Christopher E. Kashmerick
Christopher E. Kashmerick
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 194 to its Registration Statement has been signed below by the following persons in the capacities and on the dates

Signature	Title	Date

John C. Chrystal*	Trustee	October 28, 2020
John C. Chrystal

Albert J. DiUlio, S.J.*	Trustee	October 28, 2020
Albert J. DiUlio, S.J.

Harry E. Resis*	Trustee	October 28, 2020
Harry E. Resis

Brian S. Ferrie*	Trustee	October 28, 2020
Brian S. Ferrie

Wan-Chong Kung*	Trustee	October 28, 2020
Wan-Chong Kung

/s/ Christopher E. Kashmerick	Trustee	October 28, 2020
Christopher E. Kashmerick

/s/ Christopher E. Kashmerick	President and Principal Executive Officer	October 28, 2020
Christopher E. Kashmerick

/s/ Russell B. Simon	Treasurer and Principal Financial Officer (principal accounting officer)	October 28, 2020
Russell B. Simon

*By: /s/ Christopher E. Kashmerick		October 28, 2020
Christopher E. Kashmerick Attorney-In Fact pursuant to Power of Attorney filed herewith

SIGNATURES

Fulcrum Diversified Absolute Return Cayman Fund Ltd has duly caused this Registration Statement, with respect only to information that specifically relates to Fulcrum Diversified Absolute Return Cayman Fund Ltd, to be signed on its behalf by the undersigned, duly authorized, in Grand Cayman, Cayman Islands, on the 27th day of October, 2020.

Fulcrum Diversified Absolute Return Cayman Fund Ltd

By:	/s/ Andrew Stevens
Andrew Stevens
Director

/s/ Michelle Wilson-Clarke
Director
Michelle Wilson-Clarke

This Registration Statement, with respect only to information that specifically relates Fulcrum Diversified Absolute Return Cayman Fund Ltd, has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Andrew Stevens
Andrew Stevens	Director	October 27, 2020

/s/ Michelle Wilson-Clarke
Michelle Wilson-Clarke	Director	October 27, 2020

EXHIBIT INDEX

Exhibit	Exhibit No.
Agreement and Declaration of Trust as Amended and Restated	(a) (7)
Amended and Restated Bylaws	(b)
Form of Novation Agreement	(e) (1)
Consent of Independent Registered Public Accounting Firm	(j)
Code of Ethics for the Adviser Fulcrum Asset Management LLP	(p (2)